PRESIDIO FUNDS

Supplement dated October 12, 2005

to the

Statement of Additional Information

Dated May 3, 2005

The table in the section of the Statement of Additional Information entitled Interested Trustee and Officer that provides information regarding each officer who is an “interested person” of the Trust is deleted in its entirety and replaced with the following:

Interested Trustee and Officers

Name, Address(1), and Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee
Kevin C. O’Boyle(2), Year of Birth: 1964	President, Secretary, Treasurer, Chief Financial Officer, Chief Compliance Officer, and Trustee	Indefinite Term, Since 2005	President of KCO Investments, Inc., a registered investment adviser (2005 - current), private investor (2004 - 2005), Senior Vice President of Aster Investment, Inc., a registered investment adviser (1994 - 2003)	1	None
Rodney Y. Chen, Year of Birth: 1963	Vice President	Indefinite Term, Since 2005	Real estate development, (1996 – current).	1	None

(1) The address of each trustee and officer is c/o Presidio Fund, 726 Lake Street, San Francisco, CA 94118.
(2) Kevin C. O’Boyle is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of his affiliation with the Adviser.

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This supplement and the Statement of Additional Information dated May 3, 2005 provide the information a prospective investor ought to know before investing and should be retained for future reference.  The Statement of Additional Information, which is incorporated herein by reference, has been filed with the Securities and Exchange Commission and can be obtained without charge by calling the Fund at 1-800-595-3166.